UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4765

Dreyfus Premier New York Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	11/30

Date of reporting period:	5/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier
New York Municipal
Bond Fund
SEMIANNUAL REPORT May 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Premier
New York Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier New York Municipal Bond Fund covers the six-month period from December 1, 2003, through May 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Monica Wieboldt.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from their 2003 federal tax refunds and mortgage refinancings, continued to spend. Corporations have become more willing to hire new workers and invest in new projects and equipment. In addition, many states and municipalities have reported an increase in tax revenues, helping to relieve some of the fiscal pressures that arose during the economic downturn.As the economy has gained strength, fixed-income investors apparently have grown more concerned that long-dormant inflationary pressures could resurface, and municipal bond prices recently have become more volatile.

Despite fixed-income investors’ current concerns, we believe that history confirms that bonds represent an important component of most investors’ long-term investment portfolios. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2004

DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Senior Portfolio Manager

How did Dreyfus Premier New York Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended May 31, 2004, the fund achieved total returns of –0.84% for Class A shares, –1.09% for Class B shares and –1.21% for Class C shares.1 The Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of –0.22% for the same period.2 In addition, the average total return for all funds reported in the Lipper New York Municipal Debt Funds category was –0.75%.3

The municipal bond market experienced heightened volatility during the reporting period as concerns intensified regarding the potential impact of a recovering economy on interest rates.The fund produced returns that were in line with the Lipper category average. However, the fund’s returns were lower than its benchmark, primarily because the fund’s benchmark contains bonds from many states, not just New York, and does not reflect fees and other expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes.

The fund will invest at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, the municipal bond market had begun to recover from the previous summer’s sharp decline, which was sparked by stronger than expected economic growth. Municipal bond prices remained relatively stable through the first quarter of 2004, supported by robust demand from institutional and individual investors. However, renewed market weakness stemming from rising inflationary pressures toward the end of the reporting period offset any gains achieved in the interim, and municipal bond prices ended the reporting period modestly lower than where they began.

On a more positive note, the improving economy helped relieve some of the fiscal pressures that have plagued many states and municipalities over the past several years. In New York City, better business conditions on Wall Street have led to higher tax revenues and projections for a modest budget surplus for the current fiscal year. Accordingly, one of the major credit rating agencies upgraded New York City’s outlook from negative to stable during the reporting period. However, New York state continues to face a multi-billion dollar budget shortfall for its next fiscal year.

As a result of these factors, the fund saw good results from its New York city holdings, as demand remained strong for city-issued bonds, particularly toward the longer end of the yield curve where issuance has been relatively limited. Issues that provided a greater degree of coupon protection (that is, coupons that trade at a premium) performed well when economic data began to suggest that interest rates may already have hit their lows for the current cycle.

In addition, the fund benefited from a gradual decrease in the percentage of assets invested in intermediate-term securities and a corresponding increase in its holdings of longer-term bonds. As part of our effort to manage risks by diversifying the fund’s assets more broadly among bonds of various maturities, this shift helped boost the fund’s performance when longer-term bonds provided higher total returns than intermediate-term bonds.

What is the fund’s current strategy?

In addition to attempting to diversify more broadly among bonds of various maturities, we have also strived to increase diversification among issuers. When purchasing new securities, we generally have focused on “single-A” or higher-rated bonds selling at premiums to their face values. Historically, such bonds have held more of their value in declining and volatile markets.

June 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect the fees and expenses associated with operating a mutual fund.
3	Source: Lipper Inc.

The Fund 5

STATEMENT OF INVESTMENTS
May 31, 2004 (Unaudited)
	Principal
Long-Term Municipal Investments—98.1%	Amount ($)		Value ($)

New York—91.1%
Albany Industrial Development Agency,
Lease Revenue (New York State Department of
Health Building Project) 7.25%, 10/1/2010	1,380,000	[a]	593,400
Hempstead Industrial Development Agency,
Civic Facility Revenue (Hofstra
University Civic Facility) 5%, 7/1/2033	2,500,000		2,391,050
Huntington Housing Authority, Senior Housing
Facility Revenue (Gurwin Jewish
Senior Residences) 6%, 5/1/2029	1,370,000		1,288,019
Jefferson County Industrial Development
Agency, SWDR (International
Paper Co.) 5.20%, 12/1/2020	1,465,000		1,387,296
Long Island Power Authority,
Electric System Revenue
5.25%, 12/1/2014	3,000,000		3,206,460
Metropolitan Transportation Authority, Revenue:
5%, 11/15/2009 (Insured; MBIA)	3,000,000		3,253,050
5.50%, 11/15/2018 (Insured; AMBAC)	4,000,000		4,338,960
Dedicated Tax Fund:
5%, 11/15/2007	4,000,000		4,307,480
6.125%, 4/1/2015 (Insured; FGIC)	2,145,000		2,461,388
Transit Facilities:
5.125%, 7/1/2014
(Insured; FSA) (Prerefunded 1/1/2012)	1,225,000	[b]	1,345,099
5.125%, 7/1/2014
(Insured; FSA) (Prerefunded 7/1/2012)	2,775,000	[b]	3,055,358
Nassau County Industrial Development Agency, IDR
(Keyspan—Glenwood) 5.25%, 6/1/2027	4,000,000		3,922,000
Newburg Industrial Development Agency, IDR
(Bourne and Kenney Redevelopment Co.)
5.75%, 8/1/2032 (Guaranteed; SONYMA)	1,000,000		1,011,940
State of New York 5%, 4/15/2009	2,000,000		2,158,580
New York City:
6.75%, 2/1/2009	2,000,000		2,276,200
5.25%, 8/1/2016 (Insured; MBIA)	3,500,000		3,702,440
6%, 8/1/2017	3,000,000		3,233,970
5%, 8/1/2021	2,000,000		1,998,720
5.50%, 8/1/2021	2,000,000		2,102,020
New York City Housing Development Corp., MFHR
5.625%, 5/1/2012	585,000		592,851

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
New York City Industrial Development Agency,
Civic Facility Revenue:
Lease (College of Aeronautics Project)
5.45%, 5/1/2018	1,000,000		1,010,480
(Spence School Inc. Project) 5.20%, 7/1/2034	770,000		773,542
New York City Municipal Water Finance Authority,
Water and Sewer Systems Revenue:
5.375%, 6/15/2015	1,000,000		1,077,740
9.412%, 6/15/2015	2,000,000	[c,d]	2,310,960
5.50%, 6/15/2023	1,750,000		1,822,870
5.25%, 6/15/2034	2,000,000		2,014,300
5%, 6/15/2035	2,000,000		1,944,660
New York City Transitional Finance Authority, Revenue:
9.35%, 5/1/2012	2,000,000	[c,d]	2,388,100
6%, 11/15/2013	450,000		510,017
5.50%, 11/1/2026	2,000,000		2,204,520
5.25%, 2/1/2029	2,450,000		2,643,085
Zero Coupon 11/1/2011	2,000,000		1,483,480
New York State Dormitory Authority, Revenues:
(Consolidated City University System):
5.75%, 7/1/2009 (Insured; AMBAC)	3,000,000		3,345,510
5.75%, 7/1/2013 (Insured; AMBAC)	1,000,000		1,137,560
5.625%, 7/1/2016	4,000,000		4,433,680
5.75%, 7/1/2016 (Insured; FGIC)	1,000,000		1,096,010
(Court Facilities) 5.25%, 5/15/2015	3,000,000		3,231,300
(Fordham University)
5%, 7/1/2028 (Insured; MBIA)	1,000,000		992,340
Health Hospital and Nursing Home:
(Department of Health):
5.75%, 7/1/2017	610,000		667,059
5.75%, 7/1/2017 (Prerefunded 7/1/2016)	390,000	[b]	426,481
(Ideal Senior Living Center Housing Corp.)
5.90%, 8/1/2026 (Insured; MBIA; FHA)	1,000,000		1,064,330
(Lenox Hills Hospital Obligated Group)
5.50%, 7/1/2030	1,000,000		1,008,060
(Lutheran Medical Center)
5%, 8/1/2014 (Insured; MBIA)	1,000,000		1,063,510
Mental Health Facilities Improvement
5%, 2/15/2028	1,000,000		971,780
(Miriam Osborn Memorial Home)
6.875%, 7/1/2019 (Insured; ACA)	1,000,000		1,110,210

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
New York State Dormitory Authority, Revenues (continued):
Health Hospital and Nursing Home (continued):
(Municipal Health Facilities Improvement
Program) 5.50%, 5/15/2024 (Insured; FSA)	1,000,000		1,041,150
(New York Methodist Hospital)
5.25%, 7/1/2024	1,250,000		1,241,500
(North General Hospital):
5.20%, 2/15/2015 (Insured; AMBAC)	2,000,000		2,157,100
5.75%, 2/15/2016	3,000,000		3,284,610
(North Shore Long Island Jewish Group)
5.50%, 5/1/2033	1,000,000		1,000,300
(Winthrop South Nassau University Hospital)
5.50%, 7/1/2023	1,650,000		1,670,510
(Long Island University) 5.50%, 9/1/2020	1,585,000		1,644,818
(Manhattan College) 5.50%, 7/1/2016	975,000		1,047,774
(New York University) 5.50%, 7/1/2040
(Insured; AMBAC)	2,500,000		2,722,050
(State Personal Income Tax)
5.375%, 3/15/2022	1,000,000		1,051,420
(State University Educational Facilities):
5.875%, 5/15/2017	2,000,000		2,256,280
5.50%, 5/15/2026 (Insured; FSA)	5,000,000		5,425,000
5.50%, 7/1/2026 (Insured; FGIC)	1,000,000		1,119,940
New York State Environmental Facilities Corp.
(New York City Municipal Water Project)
5.25%, 6/15/2020	3,000,000		3,147,330
New York State Housing Finance Agency, Revenue:
Housing Project Mortgage
6.10%, 11/1/2015 (Insured; FSA)	1,660,000		1,729,952
Service Contract Obligation:
6.25%, 9/15/2010	1,080,000		1,160,114
6.25%, 9/15/2010
(Prerefunded 9/15/2007)	1,920,000	[b]	2,109,907
5.50%, 9/15/2018	1,650,000		1,742,945
New York State Mortgage Agency,
Homeownership Mortgage
Revenue 6%, 4/1/2017	2,000,000		2,091,860
New York State Power Authority, Revenue:
5%, 11/15/2013	2,000,000		2,166,920
8.84%, 11/15/2015 (Insured; MBIA)	2,000,000	[c,d]	2,239,060
5%, 11/15/2020	2,000,000		2,049,180

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
New York State Thruway Authority, Service Contract
Revenue (Local Highway and Bridge):
6%, 4/1/2011	1,955,000	2,163,071
5.75%, 4/1/2016	3,000,000	3,257,580
5.75%, 4/1/2019	2,000,000	2,251,320
5.25%, 4/1/2020	2,500,000	2,754,900
New York State Urban Development Corp., Revenue:
Correctional Capital Facilities 5.70%, 1/1/2016	8,350,000	9,182,913
Correctional & Youth Facilities:
5.25%, 1/1/2010	2,000,000	2,176,820
5%, 1/1/2027	2,000,000	2,126,180
Personal Income Tax
5.50%, 3/15/2017 (Insured; FGIC)	2,450,000	2,660,479
Niagara County Industrial Development Agency, SWDR:
5.55%, 11/15/2024	1,000,000	1,043,520
5.625%, 11/15/2024	2,000,000	2,079,060
Niagara Frontier Transportation Authority, Airport Revenue
(Buffalo Niagara International Airport)
5.625%, 4/1/2029 (Insured; MBIA)	2,000,000	2,065,540
Orange County Industrial Development Agency,
Life Care Community Revenue
(Glen Arden Inc. Project) 5.625%, 1/1/2018	1,000,000	875,190
Rensselaer County Industrial Development Agency, IDR
(Albany International Corp.)
7.55%, 6/1/2007 (LOC; Norstar Bank)	1,500,000	1,686,225
Tobacco Settlement Financing Corporation:
5.50%, 6/1/2018	1,000,000	1,060,750
5.50%, 6/1/2021	3,000,000	3,142,050
5.25%, 6/1/2022 (Insured; AMBAC)	1,500,000	1,542,810
Triborough Bridge and Tunnel Authority, Revenue:
Highway and Toll 6%, 1/1/2012	2,000,000	2,260,560
Lease (Convention Center Project)
7.25%, 1/1/2010	905,000	1,027,446
Ulster County Industrial Development Agency, Civic Facility
Revenue (Benedictine Hospital Project) 6.40%, 6/1/2014	730,000	701,026
Watervliet Housing Authority, Residential Housing
Revenue (Beltrone Living Center Project) 6%, 6/1/2028	1,000,000	882,420
Yonkers Industrial Development Agency, Civic Facility
Revenue (Saint Joseph’s Hospital) 5.90%, 3/1/2008	1,400,000	1,347,248

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

U.S. Related—7.0%
Children’s Trust of Puerto Rico, Tobacco Settlement
Revenue, Asset Backed 6%, 7/1/2026	2,000,000	2,288,020
Commonwealth of Puerto Rico, Public Improvement:
5.50%, 7/1/2016 (Insured; FSA)	40,000	44,909
9.731%, 7/1/2016 (Insured; FSA)	2,800,000	[c,d]	3,487,316
Puerto Rico Electric Power Authority, Power Revenue
5.625%, 7/1/2019 (Insured; FSA)	2,000,000	2,186,960
Puerto Rico Highway and Transportation Authority,
Transportation Revenue
5.75%, 7/1/2019 (Insured; MBIA)	1,500,000	1,660,200
Puerto Rico Industrial Medical, Educational and
Environmental Pollution Control Facilities Financing
Authority, HR (Saint Luke’s Hospital Project)
6.25%, 6/1/2010 (Prerefunded 6/1/2006)	995,000	[b]	1,055,844
Virgin Islands Public Finance Authority, Revenue
5.50%, 10/1/2014	3,000,000	3,132,960
Total Long-Term Municipal Investments
(cost $	186,992,171)	193,600,902

Short-Term Municipal Investments—.5%

New York City Municipal Water Finance Authority,
Water and Sewer Systems Revenue, VRDN
1.07% (Insured; FGIC)
(cost $	1,000,000)	1,000,000	[e]	1,000,000

Total Investments (cost $	187,992,171)	98.6%	194,600,902
Cash and Receivables (Net)	1.4%	2,691,782
Net Assets	100.0%	197,292,684

Summary of Abbreviations

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	34.3
AA		Aa		AA	42.7
A		A		A	15.3
BBB		Baa		BBB	3.7
F1		MIG1/P1		SP1/A1	.5
Not Rated [f]		Not Rated [f]		Not Rated [f]	3.5
					100.0
a Non-income producing security; interest payment in default.
b	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Inverse floater security—the interest rate is subject to change periodically.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At May 31, 2004, these securities amounted to $10,425,436 or 5.3% of net assets.

e	Securities payable on demand.Variable rate interest—subject to periodic change.
f	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	187,992,171	194,600,902
Interest receivable		3,071,730
Receivable for investment securities sold		157,971
Receivable for shares of Beneficial Interest subscribed		16,646
Prepaid expenses		20,225
		197,867,474

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		154,250
Cash overdraft due to Custodian		243,863
Payable for shares of Beneficial Interest redeemed		122,457
Accrued expenses		54,220
		574,790

Net Assets ( $)		197,292,684

Composition of Net Assets ($):
Paid-in capital		189,958,188
Accumulated undistributed investment income—net		32,871
Accumulated net realized gain (loss) on investments		692,894
Accumulated net unrealized appreciation
(depreciation) on investments		6,608,731

Net Assets ( $)		197,292,684
Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	153,784,619	34,205,999	9,302,066
Shares Outstanding	10,391,840	2,311,737	628,580

Net Asset Value Per Share ($)	14.80	14.80	14.80

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2004
Investment Income ($):
Interest Income	4,940,296
Expenses:
Management fee—Note 3(a)	573,940
Shareholder servicing costs—Note 3(c)	320,757
Distribution fees—Note 3(b)	134,090
Professional fees	24,205
Registration fees	17,148
Custodian fees	12,540
Prospectus and shareholders’ reports	6,789
Trustees’ fees and expenses—Note 3(d)	3,192
Loan commitment fees—Note 2	1,066
Miscellaneous	11,263
Total Expenses	1,104,990
Investment Income—Net	3,835,306

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	177,220
Net unrealized appreciation (depreciation) on investments	(5,753,636)
Net Realized and Unrealized Gain (Loss) on Investments	(5,576,416)
Net (Decrease) In Net Assets Resulting from Operations	(1,741,110)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2004	Year Ended
	(Unaudited)	November 30, 2003

Operations ($):
Investment income—net	3,835,306	7,997,540
Net realized gain (loss) on investments	177,220	2,135,792
Net unrealized appreciation
(depreciation) on investments	(5,753,636)	1,534,494
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,741,110)	11,667,826

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(3,051,326)	(6,259,123)
Class B shares	(613,437)	(1,399,217)
Class C shares	(166,515)	(324,966)
Net realized gain on investments:
Class A shares	(1,232,215)	(860,744)
Class B shares	(299,868)	(221,850)
Class C shares	(93,880)	(46,702)
Total Dividends	(5,457,241)	(9,112,602)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	8,525,172	34,678,218
Class B shares	842,052	10,737,192
Class C shares	1,462,711	9,800,763
Dividends reinvested:
Class A shares	3,095,979	4,544,518
Class B shares	569,423	943,227
Class C shares	161,091	226,593
Cost of shares redeemed:
Class A shares	(12,594,465)	(32,505,161)
Class B shares	(5,088,296)	(12,787,895)
Class C shares	(4,224,865)	(5,766,273)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(7,251,198)	9,871,182
Total Increase (Decrease) in Net Assets	(14,449,549)	12,426,406

Net Assets ($):
Beginning of Period	211,742,233	199,315,827
End of Period	197,292,684	211,742,233

	Six Months Ended
	May 31, 2004	Year Ended
	(Unaudited)	November 30, 2003

Capital Share Transactions:
Class Aa
Shares sold	556,535	2,258,130
Shares issued for dividends reinvested	203,920	297,517
Shares redeemed	(830,915)	(2,129,961)
Net Increase (Decrease) in Shares Outstanding	(70,460)	425,686

Class Ba
Shares sold	54,908	698,935
Shares issued for dividends reinvested	37,501	61,767
Shares redeemed	(335,394)	(837,786)
Net Increase (Decrease) in Shares Outstanding	(242,985)	(77,084)

Class C
Shares sold	95,092	638,262
Shares issued for dividends reinvested	10,604	14,840
Shares redeemed	(274,067)	(378,667)
Net Increase (Decrease) in Shares Outstanding	(168,371)	274,435

a During the period ended May 31, 2004, 112,119 Class B shares representing $1,706,610 were automatically converted to 112,106 Class A shares and during the period ended November 30, 2003, 184,849 Class B shares representing $2,827,145 were automatically converted to 184,846 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	May 31, 2004			Year Ended November 30,

Class A Shares	(Unaudited)		2003	2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	15.33		15.11	14.80	14.34	14.01	15.43
Investment Operations:
Investment income—net	.29[b]		.60[b]	.67[b]	.68	.69	.69
Net realized and unrealized
gain (loss) on investments	(.41)		.30	.31	.46	.42	(1.31)
Total from Investment Operations	(.12)		.90	.98	1.14	1.11	(.62)
Distributions:
Dividends from
investment income—net	(.29)		(.60)	(.67)	(.68)	(.69)	(.69)
Dividends from net realized
gain on investments	(.12)		(.08)	—	—	(.09)	(.11)
Total Distributions	(.41)		(.68)	(.67)	(.68)	(.78)	(.80)
Net asset value, end of period	14.80		15.33	15.11	14.80	14.34	14.01

Total Return (%)[c]	(.84)	[d]	6.11	6.76	8.05	8.17	(4.22)

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.93[e]		.94	.96	.92	.97	.93
Ratio of net investment income
to average net assets	3.81[e]		3.94	4.49	4.58	4.92	4.65
Portfolio Turnover Rate	9.97[d]		44.33	24.22	23.65	19.02	35.87

Net Assets, end of period
($ x 1,000)	153,785	160,371		151,658	149,772	131,482	128,995

a As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities.

     The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.48% to 4.49%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation. b Based on average shares outstanding at each month end. c Exclusive of sales charge. d Not annualized. e Annualized.

See notes to financial statements.

	Six Months Ended
	May 31, 2004		Year Ended November 30,

Class B Shares	(Unaudited)	2003	2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	15.33	15.11	14.80	14.34	14.01	15.43
Investment Operations:
Investment income—net	.25[b]	.53[b]	.59[b]	.60	.62	.61
Net realized and unrealized
gain (loss) on investments	(.41)	.29	.32	.46	.42	(1.31)
Total from Investment Operations	(.16)	.82	.91	1.06	1.04	(.70)
Distributions:
Dividends from
investment income—net	(.25)	(.52)	(.60)	(.60)	(.62)	(.61)
Dividends from net realized
gain on investments	(.12)	(.08)	—	—	(.09)	(.11)
Total Distributions	(.37)	(.60)	(.60)	(.60)	(.71)	(.72)
Net asset value, end of period	14.80	15.33	15.11	14.80	14.34	14.01

Total Return (%)[c]	(1.09)[d]	5.57	6.23	7.50	7.62	(4.71)

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	1.44[e]	1.44	1.46	1.42	1.48	1.44
Ratio of net investment income
to average net assets	3.29[e]	3.43	3.97	4.07	4.42	4.11
Portfolio Turnover Rate	9.97[d]	44.33	24.22	23.65	19.02	35.87

Net Assets, end of period
($ x 1,000)	34,206	39,155	39,763	32,484	36,669	51,792

a As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities.

     The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.96% to 3.97%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation. b Based on average shares outstanding at each month end. c Exclusive of sales charge. d Not annualized. e Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	May 31, 2004		Year Ended November 30,

Class C Shares	(Unaudited)	2003	2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	15.33	15.11	14.81	14.35	14.02	15.43
Investment Operations:
Investment income—net	.23[b]	.48[b]	.55[b]	.57	.58	.58
Net realized and unrealized
gain (loss) on investments	(.41)	.31	.31	.46	.42	(1.30)
Total from Investment Operations	(.18)	.79	.86	1.03	1.00	(.72)
Distributions:
Dividends from
investment income—net	(.23)	(.49)	(.56)	(.57)	(.58)	(.58)
Dividends from net realized
gain on investments	(.12)	(.08)	—	—	(.09)	(.11)
Total Distributions	(.35)	(.57)	(.56)	(.57)	(.67)	(.69)
Net asset value, end of period	14.80	15.33	15.11	14.81	14.35	14.02

Total Return (%)[c]	(1.21)[d]	5.32	5.93	7.23	7.36	(4.86)

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	1.68[e]	1.68	1.69	1.67	1.74	1.66
Ratio of net investment income
to average net assets	3.06[e]	3.16	3.71	3.77	4.18	3.91
Portfolio Turnover Rate	9.97[d]	44.33	24.22	23.65	19.02	35.87

Net Assets, end of period
($ x 1,000)	9,302	12,216	7,895	4,879	1,787	2,542

a As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities.

     The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.70% to 3.71%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation. b Based on average shares outstanding at each month end. c Exclusive of sales charge. d Not Annualized. e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier New York Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment com-pany.The fund’s investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,097 during the period ended May 31, 2004, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2003, was as follows: tax exempt income $7,983,306, ordinary income $1,430 and long-term capital gains $1,127,866. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2004, the fund did not borrow under the Facility.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $91,982, Rule 12b-1 distribution fees $20,458 and shareholder services plan fees $41,810.

During the period ended May 31, 2004, the Distributor retained $4,879 from commissions earned on sales of the fund’s Class A shares and $50,644 and $2,442 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended May 31, 2004, Class B and Class C shares were charged $93,199 and $40,891, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2004, Class A, Class B and Class C shares were charged $200,652, $46,600 and $13,630, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2004, the fund was charged $35,535 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2004, amounted to $20,214,183 and $33,728,354, respectively.

At May 31, 2004, accumulated net unrealized appreciation on investments was $6,608,731, consisting of $9,216,695 gross unrealized appreciation and $2,607,964 gross unrealized depreciation.

At May 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

For More Information

Dreyfus Premier
New York Municipal
Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation 0021SA0504

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier New York Municipal Bond Fund

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	July 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	July 28, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

P:\Edgar Filings\Pending\021\N-CSR\semi-forms 07-04.DOC